EXHIBIT 10.8
  ESCROW AGREEMENT
                                ----------------


     THIS ESCROW AGREEMENT ("Agreement") is made as of April __, 2002, by and between JOHN VAN ZYLL, MARVIN STACY and ANN FURLONG (cumulatively "Pledgor"), Diversified Product Inspections, Inc. ("Borrower" or the "Company"), Sofcon Limited ("Secured Party") and JOSEPH B. LAROCCO, ESQ., ("Escrow Agent") (singly a "Party" and cumulatively the "Parties").

                              W I T N E S S E T H:

     WHEREAS, Secured Party is making a loan of up to $300,000 to Diversified Product Inspections, Inc. pursuant to the terms of a subscription agreement ("Subscription Agreement"), convertible debentures ("Debentures") and security agreement ("Security Agreement") dated April of, 2002, whereby 4,000,000 shares
                                                                ---------
of Diversified Product Inspections, Inc. common stock (the "Shares") owned by Pledgor are being pledged to secure said loan; and

     WHEREAS, Pledgor, Borrower and Secured Party have requested that the Escrow Agent hold the Shares in escrow pursuant to the terms of this Agreement until either redemption in full of the Debentures or a default under the Subscription Agreement, Debentures or Security Agreement.

     NOW, THEREFORE, in consideration of the covenants and mutual promises contained herein and other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged and intending to be legally bound hereby, the Parties agree as follows:

                                    ARTICLE 1
                                    ---------

                    TERMS  OF  THE  ESCROW

          1.1  The  Parties  hereby agree to have Joseph B. LaRocco, Esq. act as
Escrow  Agent  whereby  the  Escrow  Agent  shall  hold  the Shares as security.

          1.2 Upon Escrow Agent's receipt of funds from Secured Party into the attorney escrow account the Escrow Agent shall notify Pledgor, of the amount received. Pledgor, Borrower and Secured Party, prior to or upon receipt of said notice from the Escrow Agent, shall deliver to the Escrow Agent the following:

(a) original stock certificate(s) representing the Shares, with original stock powers signed with the medallion guarantee, in an amount equal to 4,000,000 shares
(b)     the  original  signed  Debenture(s);
(c) the original signed Security Agreement whereby Pledgor is pledging said Shares as security for the loan;

(d) the original signed opinion letter from Borrower's counsel acceptable to Secured Party concerning this transaction;
(e) copy of an unsigned opinion letter from Borrower's counsel that would be sent to the transfer agent to remove the legend from the Shares in the event of a default under the Debentures or Security Agreement;
(f) copies of representation letters from Secured Party, Pledgor and Borrower;
(g)     copy  of  this  Escrow  Agreement  fully  executed  by  all Parties; and
(h) copies of signed documentation for an equity line of credit financing in an amount of not less that $3,000,000;
 (a) through (h) collectively being referred to as the "Escrow Securities and Documents".

          1.3 Upon Escrow Agent's receipt of the Escrow Securities and Documents the Escrow Agent shall notify Secured Party, Pledgor and the Company in detail as to the securities and documents received.

          1.4 Upon Secured Party's review, via facsimile, and acceptance of the Escrow Securities and Documents, Escrow Agent shall immediately wire transfer the $100,000 of loan funds per the written instructions of Borrower. Once the funds have been wire transferred per Borrower's written instructions, the Escrow Agent shall deliver the debentures to the Secured Party and hold the balance of the Escrow Securities and Documents at his office.

          1.5 Upon a default, as defined anywhere in the Subscription Agreement, Debentures or Security Agreement, Secured Party shall send a notice of default to Pledgor with a copy to the Escrow Agent via facsimile. In the event Pledgor or Diversified Product Inspections, Inc. is unable to cure any default within seven (7) business days, then Escrow Agent shall release that number of the Shares being held in escrow, equal to 130% of the principal balance owed on the Debentures, plus accrued but unpaid interest and liquidated damages, if any, based on the 5-day average closing bid price of the common stock for the five (5) trading days immediately preceding the third (3rd) business day after the Pledgor receives written notice of default from the Secured Party. Pledgor agrees to forward an additional 200,000 shares of common stock to Secured Party each calendar week until Secured Party is able to recover 130% of the principal balance owed on the Debentures, plus accrued but unpaid interest and liquidated damages, if any, net of reasonable and customary broker's commissions and brokerage costs. After the shares delivered to Secured Party have been sold, the Secured Party shall show written documentation of the net amount recovered and if such amount was insufficient to cover 130% of the principal balance owed on the Debentures, plus accrued but unpaid interest and liquidated damages, if any, the Escrow Agent shall release additional shares to the Secured Party until the Secured Party is able to recover such amount, net of customary brokerage commissions. Secured Party shall provide a weekly accounting to Escrow Agent and Pledgor of the sales, amounts and brokerage commissions. Once Secured Party has recovered 130% of the principal balance owed on the Debentures, plus accrued but unpaid interest and liquidated damages, if any, the Secured Party shall return the balance of any Shares to the Escrow Agent and the Escrow Agent shall return to the Pledgor the balance of any of the Shares he is holding in escrow.

          1.6 This Agreement may be altered or amended only with the consent of all of the Parties hereto. Should any of the Parties attempt to change this Agreement in a manner which, in the Escrow Agent's discretion, shall be undesirable, the Escrow Agent may resign as Escrow Agent by notifying the Parties in writing. In the case of the Escrow Agent's resignation or removal pursuant to the foregoing, his only duty, until receipt of notice from the Parties that a successor escrow agent has been appointed, shall be to hold and preserve the Escrow Securities and Documents and funds that are in his possession. Upon receipt by the Escrow Agent of said notice from the Parties of the appointment of a successor escrow agent, the name of a successor escrow account and a direction to transfer the Escrow Securities and Documents and funds, the Escrow Agent shall promptly thereafter transfer all of the Escrow Securities and Documents and funds held in escrow to said successor escrow agent. Immediately after said transfer of Escrow Securities and Documents and funds, the Escrow Agent shall furnish the Parties with proof of such transfer. The Escrow Agent is authorized to disregard any notices, requests, instructions or demands received by it from the Parties after notice of resignation or removal shall have been given, unless the same shall be the aforementioned notice from the Parties to transfer the Escrow Securities and Documents and funds to a successor escrow agent or to return same to the respective Parties.

          1.7 The Escrow Agent shall be reimbursed by the Parties for any reasonable expenses incurred in the event there is a conflict between the Parties and the Escrow Agent shall deem it necessary to retain counsel. The Escrow Agent shall not be liable for any action taken or omitted by him in good faith in accordance with the advice of the Escrow Agent's counsel; and in no event shall the Escrow Agent be liable or responsible except for the Escrow Agent's own gross negligence or willful misconduct. The Escrow Agent shall be obligated only for the performance of such duties as are specifically set forth herein and may rely and shall be protected in relying or refraining from acting on any instrument reasonably believed by the Escrow Agent to be genuine and to have been signed or presented by the proper Party or Parties. The Escrow Agent shall not be personally liable for any act the Escrow Agent may do or omit to do hereunder as the Escrow Agent while acting in good faith, and any act done or omitted by the Escrow Agent pursuant to the advice of the Escrow Agent's attorney-at-law shall be conclusive evidence of such good faith.

          1.8 The Escrow Agent has made no representations or warranties to the Company in connection with this transaction. The Escrow Agent has no liability hereunder to any Party other than to hold the Shares and funds received by the Secured Party and to deliver them under the terms hereof. The Escrow Agent shall have no responsibility at any time to ascertain whether or not any security interest exists in the Shares or any part thereof or to file any financing statement under the Uniform Commercial Code with respect to the Shares or any part thereof. Each Party hereto agrees to indemnify and hold harmless the Escrow Agent from and with respect to any suits, claims, actions or liabilities arising in any way out of this transaction including the obligation to defend any legal action brought which in any way arises out of or is related to this Agreement or the investment being made by Secured Party. The Company acknowledges and represents that it is not being represented in a legal capacity by Joseph B. LaRocco, and has had the opportunity to consult with its own legal advisors prior to the signing of this Agreement. The Company acknowledges that the Escrow Agent is not rendering securities advice to the Company with respect to this proposed transaction. The Escrow Agent has acted as legal counsel for the Secured Party and may continue to act as legal counsel for the Secured
Party, from time to time, notwithstanding its duties as the Escrow Agent hereunder. The Company consents to the Escrow Agent acting in such capacity as legal counsel for the Secured Party and waives any claim that such representation represents a conflict of interest on the part of the Escrow Agent. The Company understands that the Secured Party and Escrow Agent are relying explicitly on the foregoing provisions contained in this Section in entering into this Agreement.

     1.9 The Escrow Agent is hereby expressly authorized to disregard any and all warnings given by any of the Parties hereto or by any other person or corporation, excepting only orders or process of courts of law and is hereby expressly authorized to comply with and obey orders, judgments or decrees of any court. In case the Escrow Agent obeys or complies with any such order, judgment or decree, the Escrow Agent shall not be liable to any of the Parties hereto or to any other person, firm or corporation by reason of such decree being subsequently reversed, modified, annulled, set aside, vacated or found to have been entered without jurisdiction.

     1.10 The Escrow Agent shall not be liable in any respect on account of the identity, authorities or rights of the Parties executing or delivering or purporting to execute or deliver the Agreement or any documents or papers deposited or called for hereunder.

     1.11 If the Escrow Agent reasonably requires other or further documents in connection with this Agreement, the necessary Parties hereto shall join in furnishing such documents.

     1.12 It is understood and agreed that should any dispute arise with respect to the delivery and/or ownership or right of possession of the documents or the funds held by the Escrow Agent hereunder, the Escrow Agent is authorized and directed in the Escrow Agent's sole discretion (a) to retain in the Escrow Agent's possession without liability to anyone all or any part of said documents or the funds until such disputes shall have been settled either by mutual written agreement of the Parties concerned or by a final order, decree or judgment of a court of competent jurisdiction after the time for appeal has expired and no appeal has been perfected, but the Escrow Agent shall be under no duty whatsoever to institute or defend any such proceedings or (b) to deliver the funds and any other property and documents held by the Escrow Agent hereunder to a state or federal court having competent subject matter jurisdiction and located in the State of Connecticut in accordance with the applicable procedure therefor.

                                    ARTICLE 2
                                    ---------

                                  MISCELLANEOUS

          2.1 No waiver of any breach of any covenant or provision herein contained shall be deemed a waiver of any preceding or succeeding breach thereof, or of any other covenant or provision herein contained. No extension of time for performance of any obligation or act shall be deemed any extension of the time for performance of any other obligation or act.

          2.2   Notices.  Any  notices  or  other  communications  required  or
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permitted  to  be given under the terms of this Agreement must be in writing and will be deemed to have been delivered (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending Party); or (iii) one (1) day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the Party to receive the same. The addresses and facsimile numbers for such communications shall be:

If  to  the  Company  or  Pledgor:

     Diversified  Product  Inspections,  Inc.
     3  Main  Street
     Oak  Ridge,  TN  37830
     Attention:  John  Van  Zyll,  CEO
     Telephone:     865-482-8480
     Facsimile:     865-482-6621

With  a  copy  to:

     Lisa  Temple,  Esq.
     Dunn,  MacDonald  &  Coleman
     1221  First  Tennessee  Plaza
     800  South  Gay  Street
     Knoxville,  TN  37929
     Telephone:     865-525-0505
     Facsimile:     865-525-6001

If  to  the  Investor:

     At  the  address  listed  in  the  Questionnaire.

With  a  copy  to:

     Joseph  B.  LaRocco,  Esq.
     49  Locust  Avenue,  Suite  107
     New  Canaan,  CT  06840
     Telephone:  203-966-0566
     Facsimile:  203-966-0363

     Each party shall provide five (5) business days prior notice to the other party of any change in address, phone number or facsimile number.

          2.3 This Escrow Agreement is the final expression of, and contains the entire agreement between, the Parties with respect to the subject matter hereof and supersedes all prior understandings with respect thereto. This Escrow Agreement may not be modified, changed, supplemented or terminated, nor may any obligations hereunder be waived, except by written instrument signed by the Parties to be charged or by its agent duly authorized in writing or as otherwise expressly permitted herein.

          2.4. Whenever required by the context of this Escrow Agreement, the singular shall include the plural and masculine shall include the feminine. This Escrow Agreement shall not be construed as if it had been prepared by one of the Parties, but rather as if all the Parties had prepared the same. Unless otherwise indicated, all references to Articles are to this Escrow Agreement.

          2.5 Pledgor and Borrower acknowledge and confirm that they are not being represented in a legal capacity by Joseph B. LaRocco, and they have had the opportunity to consult with their own legal advisors prior to the signing of this agreement.

          2.6 The Parties hereto expressly agree that this Escrow Agreement shall be governed by, interpreted under, and construed and enforced in accordance of the laws of the State of Connecticut. Any action to enforce, arising out of, or relating in any way to, any provisions of this Escrow Agreement shall be brought through the American Arbitration Association at the designated locale of Stamford, Connecticut.

          2.7 This Escrow Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement. This Escrow Agreement, once executed by a Party, may be delivered to the other Parties hereto by telephone line facsimile transmission bearing the signature of the Party so delivering this Escrow Agreement and such copy shall be deemed and original.

                [Balance of this page intentionally left blank.]

     IN WITNESS WHEREOF, the Parties hereto have executed this Agreement as of the date first above written.

               PLEDGOR:  JOHN  VAN  ZYLL


               By:__________________________________________

               PLEDGOR:  MARVIN  STACY


               By:__________________________________________

               PLEDGOR:  ANN  FURLONG


               By:__________________________________________


               DIVERSIFIED  PRODUCT  INSPECTIONS,  INC.



               By:  __________________________________
                    John  Van  Zyll,  its  CEO


               SECURED  PARTY:



               By:_________________________________



               JOSEPH  B.  LAROCCO,  ESCROW  AGENT



               By:__________________________________________
                    Joseph  B.  LaRocco,  Esq.